UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 2, 2020
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01     Other Events.

On November 2, 2020, NovoCure Limited (the “Company”) issued press releases announcing the launch and pricing of a private offering of $500.0 million aggregate principal amount of its 0% Convertible Senior Notes due 2025 (the “Notes”). The initial purchasers will have a 13-day option to purchase up to an additional $75.0 million aggregate principal amount of Notes from the Company. The net proceeds from the offering are intended to be used to further advance its clinical and product development programs and invest in associated pre-commercial and commercial activities, as well as for general corporate purposes. A copy of each of the launch and pricing press release is filed herewith as Exhibit 99.1 and 99.2, respectively, and is incorporated herein by reference.

The Notes will be offered only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to Rule 144A under the Securities Act. Neither the Notes nor the ordinary shares potentially issuable upon conversion of the Notes will be registered under the Securities Act or the securities laws of any other jurisdiction. Neither the Notes nor the ordinary shares potentially issuable upon conversion of the Notes may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This Current Report on Form 8‑K shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Launch Press Release, dated November 2, 2020
99.2	Pricing Press Release dated November 2, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: November 3, 2020

By: /s/ Ashley Cordova
Name: Ashley Cordova
Title: Chief Financial Officer